Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934

                         Date of Report: August 26, 1997

                                   IMTEC, INC.
               (Exact name of Registrant as specified in charter)

   Delaware                        0-12661                    03-0283466
(State or other             (Commission File No.)            (IRS Employer
jurisdiction of                                           Identification Number)
incorporation)


One Imtec Lane, Bellows Falls, Vermont                           05101
(Address of principal executive offices)                       (Zip Code)

Registrant's telephone number, including area code:           (802) 463-9502

Item 2.           Acquisition of Assets:

         On August 11, 1997, the Company acquired certain assets of the Markem Corporation's Customark Division for approximately $1,900,000 in cash. The assets acquired consist primarily of inventory, property and equipment and the registered U.S. service mark "Customark." The Company also assumed the facility lease obligation of Customark and intends to continue to operate as a separate division. The cash was provided from operations and a loan from the Company's bank, Vermont National Bank.
         Customark is engaged in the preprinted label business. It's digital-to-print, microprocessor based labeling technology should compliment the Company's existing label business. There appears to be little or no overlap of customers and vendors in the businesses.


Item 7:   Financial Statements, ProForma Financial Statements and Exhibits:

         (a)       Financial Statements

                  Attached audited Statements of Income for years ended December 31, 1996 and 1995 and for the six-month period ended June 30, 1997

         (b)      Pro Forma Financial Information

                  (i) Unaudited pro forma condensed balance sheet of Registrant as of June 30, 1997, giving effect to the acquisition of Customark.

                  (ii) Unaudited pro forma consolidated statement of income for the year ended June 30, 1997, giving effect to the acquisition of Customark.

         (c)       Exhibits

                  Inapplicable

                                                                   Customark

                                                              Statements of Income
                                                For the Six-Month Period Ended June 30,1997 and
                                                 For the Years Ended December 31, 1996 and 1995


                                                                       Six Month
                                                                     Period Ended              Year Ended December 31,
                                                                     June 30, 1997               1996              1995

Revenues                                                               $ 1,014,684           $ 1,861,544        $ 1,724,000

Cost of Sales                                                              519,562             1,007,704            989,773
                                                                    --------------         -------------      -------------
              Gross Profit                                                 495,122               853,840            734,227

Selling and Administrative Expenses                                        269,622               560,485            501,057
                                                                    --------------         -------------      -------------
              Operating Income                                             225,500               293,355            233,170

Provision for Income Taxes                                                  87,000               113,000             90,000
                                                                    --------------         -------------      -------------
Net Income                                                              $  138,500           $   180,355        $   143,170
                                                                     =============          ============       ============


                                                            IMTEC, INC.
                                                 Pro Forma Condensed Balance Sheet
                                                            (Unaudited)
                                                           June 30, 1997


                                                                                     Adjustments               Pro Forma
                  Assets                                 Pre Acquisition             Inc./(Dec.)                Balance
Current
         Cash and cash equivalents                           $1,352,562              $ (700,000)                $ 652,562
         Marketable Securities                                   92,999                                            92,999
         Accounts Receivable (Net)                            1,499,283                                         1,499,283
         Inventories                                          1,402,318                  96,599                 1,498,917
         Prepaid expenses &
                  deferred charges                               45,423                                            45,423
         Deferred income taxes                                  159,508                                           159,508
                                                            -----------             ------------              -----------
                  Total Current Assets                        4,552,093                (603,401)                3,948,692

Property & Equipment (Net)                                    1,234,488                 134,022                 1,368,490
Deposits                                                         48,991                                            48,991
Computer Software (Net)                                          94,759                                            94,759
Goodwill                                                                              1,669,399                 1,669,399
Other Intangiblies (Net)                                        222,032                                           222,032
                                                            -----------             -----------               -----------

                  Total Assets                              $ 6,152,363             $ 1,200,000               $ 7,352,363
                                                            ===========             ===========               ===========

                  Liabilities & Shareholders Equity

Current Liabilities
         Notes Payable
         Current - Long term debt                                                    $   295,438             $    295,438
         Accounts Payable                                   $   324,651                                           324,651
         Income tax payable                                     223,935                                           223,935
         Accrued liabilities:                                   638,006                                           638,006
                                                            -----------              -----------              -----------
                  Total current liabilities                   1,186,592                  295,438                1,482,030

Long-Term Debt                                                                           904,562                  904,562
                                                            -----------              -----------              -----------
Stockholders Equity:
         Common Stock                                            15,531                                            15,531
         Additional paid-in capital                           2,489,674                                         2,489,674
         Retained earnings                                    2,490,566                                         2,490,566
                                                            -----------              -----------              -----------
                  Total stockholders equity                   4,965,771                                         4,965,771
                                                            -----------              -----------              -----------
Total liabilities & stockholders equity                     $ 6,152,363              $ 1,200,000              $ 7,352,363
                                                            ===========              ===========              ===========



                                                            IMTEC, INC.
                                                     Pro Forma Income Statement
                                                            (Unaudited)
                                                           June 30, 1997
                                                                                                                 Adjusted
                                                        12 months ended                Pro forma          12 months ended
                                                          June 30, 1997              Adjustments            June 30, 1997

Net sales                                                   $ 8,801,389              $ 1,945,456             $ 10,746,845
Cost of sales                                                 4,682,513                1,023,414                5,705,927
                                                            -----------              -----------              -----------
                  Gross profit                                4,118,876                  922,042                5,040,918

Selling, general & administrative expenses                    2,652,939                  549,864                3,202,803
Research & development                                          591,767                                           591,767
                                                            -----------              -----------              -----------
                  Operating Income                              874,170                  372,178                1,246,348
                                                            -----------              -----------              -----------

Other income (expenses):
         Interest income                                         42,357                 (42,357)
         Gain on disposal of property                             4,931                                             4,931
         Interest expense                                                               (94,283)                 (94,283)
                                                            -----------              -----------              -----------
                                                                 47,288                (136,640)                 (89,352)
                                                            -----------              -----------              -----------
Income before taxes                                             921,458                  235,538                1,147,996
Income tax expense                                              365,384                   94,125                  459,198
                                                            -----------              -----------              -----------
Net income                                                  $   556,074              $   141,323              $   688,798
                                                            ===========              ===========              ===========
Income per common share and common
     share equivalents outstanding                          $      0.34              $      0.09              $      0.43
                                                            ===========              ===========              ===========
Weighted average number of common share
     and common share equivalents
     outstanding                                              1,609,326                1,609,326                1,609,326





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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 IMTEC, Inc.
                                (Registrant)

Date: August 26,1997

                                By:           /s/  George S. Norfleet III      .
                                                George S. Norfleet III
                                                CFO, Corporate Secretary